Exhibit Index

23 - Consent of Independent Accountants



                                                         Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-74264 and 33-94154) of Foamex International Inc. of our report dated March 30, 2001 relating to the financial statements and financial statement schedules, which appears in this Amendment No. 2 to Form 10-K.






PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
February 22, 2002